                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 22, 1998


                    INTEGRATED SYSTEMS CONSULTING GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     PENNSYLVANIA                 0-28206                      23-2528944
--------------------------------------------------------------------------------
    (State or other             (Commission                 (I.R.S. Employer
     jurisdiction              File Number)                Identification No.)
   of incorporation)


575 East Swedesford Road, Wayne, Pennsylvania                      19087
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (610) 989-7000

Item 5.  Other Events

         Pursuant to an Agreement and Plan of Merger and Reorganization dated September 9, 1998 (the "Reorganization Agreement") among First Consulting Group, Inc., a Delaware corporation ("FCG"), Foxtrot Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of FCG ("Merger Sub"), and Integrated Systems Consulting Group, Inc., a Pennsylvania corporation ("ISCG"), and subject to the conditions set forth therein (including approval by the stockholders of FCG and shareholders of ISCG), Merger Sub will be merged with and into ISCG (the "Merger"), with each share of ISCG common stock, $0.005 par value per share (the "ISCG Common Stock") being converted into the right to receive 0.77 shares of FCG's common stock, $0.001 par value per share (the "FCG Common Stock"). In addition, FCG will assume all options outstanding under ISCG's Amended and Restated Stock Option Plan and all warrants outstanding and issued by ISCG. If the Merger is consummated, ISCG Common Stock will be deregistered under the Exchange Act and delisted from the Nasdaq National Market.

         At the effective time of the Merger (the "Effective Time"), the separate existence of Merger Sub will cease, and ISCG will continue as the surviving corporation and as a wholly-owned subsidiary of FCG ("Surviving Corporation"). The officers and directors of the Surviving Corporation immediately after the Effective Time shall be the officers and directors of Merger Sub immediately prior to the Effective Time and shall serve as the officers and directors of the Surviving Corporation until their respective successors are elected and qualified or duly appointed, as the case may be. The Articles of Incorporation of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to the Certificate of Incorporation of Merger Sub as in effect immediately prior to the Effective Time; provided, however, that at the Effective Time the Articles of Incorporation of the Surviving Corporation shall be amended so that the name of the Surviving Corporation shall be Integrated Systems Consulting Group, Inc. The Bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to the Bylaws of Merger Sub as in effect immediately prior to the Effective Time.

         Representations, Warranties, Covenants and Closing Conditions. The Reorganization Agreement contains customary representations and warranties on the part of ISCG and FCG, and the consummation of the Merger is subject to customary closing conditions, including, without limitation, approval by the stockholders of ISCG and FCG, regulatory approval and the occurrence of no material adverse effect with respect to a party. The Reorganization Agreement also contains covenants regarding the activities of ISCG prior to the earlier of the Effective Time and the termination of the Reorganization Agreement. ISCG has agreed to, among other things, conduct its business in the ordinary course, in accordance with past practices and in compliance with applicable laws and the requirements of all of its material contracts. In addition, a number of corporate actions by ISCG during the period pending the closing of the Merger require FCG's approval, including dividends, issuances of capital stock, borrowings, capital expenditures and stock option grants above specified minimums.

         Termination of Reorganization Agreement. The Reorganization Agreement may be terminated prior to the Effective Time, whether before or after approval of the Reorganization Agreement and the Merger by the shareholders of ISCG: (i) by mutual written consent of the Boards of Directors of FCG and ISCG; (ii) subject to certain exceptions, by either FCG or ISCG if the Merger shall not have been consummated by January 31, 1999; (iii) by either FCG or ISCG in connection with certain legal or governmental actions having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; (iv) subject to certain limitations, by FCG or ISCG if the ISCG Special Meeting shall have been held and the Reorganization Agreement and the Merger shall not have been approved by the necessary vote of the ISCG shareholders; (v) by FCG if (at any time prior to the adoption and approval of the Reorganization Agreement and approval of the Merger by the ISCG shareholders) a "Triggering Event" (as defined in the Reorganization Agreement) shall have occurred; (vi) subject to certain limitations, by FCG or ISCG if the FCG Special Meeting shall have been held and the issuance of FCG Common Stock in the Merger shall not have been approved by the necessary vote of the FCG stockholders; (vii) by FCG, subject to certain limitations, if any of the representations and warranties of ISCG contained in the Reorganization Agreement shall be or have become materially inaccurate, or if any of ISCG's covenants contained in the Reorganization Agreement shall have been breached in any material respect such that certain conditions precedent to Closing would not be satisfied as of the time of such breach or as of the time such representation or warranty became untrue; or
(viii) by ISCG, subject to certain limitations, if any of the representations and warranties of FCG contained in the Reorganization Agreement shall be or have become materially inaccurate, or if any of FCG's covenants contained in the Reorganization shall have been breached in any material respect such that certain conditions precedent to Closing would not be satisfied as of the time of such breach or as of the time such representation or warranty became untrue.

         Voting Agreements. As an inducement to FCG to enter into the Reorganization Agreement, each of David S. Lipson, Technology Leaders II, Safeguard Scientifics, Inc. and Warrant and Stock Trust (individually, a "ISCG Voting Agreement Shareholder" and, collectively, the "ISCG Voting Agreement Shareholders") has entered into an agreement dated as of September 9, 1998 (individually, a "ISCG Voting Agreement" and, collectively, the "ISCG Voting Agreements") with FCG. The number of shares of ISCG Common Stock beneficially owned by each of the ISCG Voting Agreement Shareholders is set forth on Schedule I to this Current Report on Form 8-K. The ISCG Voting Agreement Shareholders, who beneficially own an aggregate of 5,253,996 (includes 679,723 shares of ISCG Common Stock issuable upon the exercise of currently exercisable warrants) outstanding shares of ISCG Common Stock (representing approximately 60.0% of the shares of ISCG Common Stock as of August 31, 1998) have agreed that, prior to the Expiration Date, they will vote their shares of ISCG Common Stock in favor of: (i) approval of the Merger; (ii) approval and adoption of the Reorganization Agreement; and (iii) each of the other actions contemplated by the Reorganization Agreement. The ISCG Voting Agreement Shareholders have also delivered to FCG irrevocable proxies with respect to the matters covered by the ISCG Voting Agreements. In addition, the ISCG Voting Agreement Shareholders have agreed not to transfer any securities of ISCG owned by them unless and until the proposed transferee of such ISCG securities shall have (i) executed a counterpart of the ISCG Voting Agreement and an irrevocable proxy and (ii) agreed to hold such ISCG securities subject to all of the terms and provisions of the ISCG Voting Agreement. FCG did not pay any additional consideration to any ISCG Voting Agreement Shareholders in connection with the execution and delivery of the ISCG Voting Agreements.

         As an inducement to ISCG to enter into the Reorganization Agreement, each of James A. Reep, Thomas A. Reep and Brent A. Hanson (individually, a "FCG Voting Agreement Stockholder" and, collectively, the "FCG Voting Agreement Stockholders") has entered into a Voting Agreement dated as of September 9, 1998 (individually, a "FCG Voting Agreement" and, collectively, the FCG Voting Agreements") with FCG and ISCG. The number of shares of FCG Common Stock beneficially owned by each of the FCG Voting Agreement Stockholders as of September 9, 1998 is set forth on Schedule II to this Current Report on Form 8-K. The FCG Voting Agreement Stockholders, who beneficially own an aggregate of 4,339,072 outstanding shares of FCG Common Stock (representing approximately 27.3% of the shares of FCG Common Stock as of August 31,1998) have agreed that, prior to the Expiration Date, they will vote their shares of FCG Common Stock in favor (i) of the issuance of the shares of FCG Common Stock to be issued in the Merger and (ii) each of the other actions contemplated by the Reorganization Agreement. The FCG Voting Agreement Stockholders have also delivered to ISCG irrevocable proxies with respect to the matters covered by the FCG Voting Agreements. The FCG Voting Agreement Stockholders have also agreed, in certain instances, to require any party to whom their shares of FCG Common Stock may be sold, pledged, granted an option to purchase, or otherwise transferred to execute a counterpart of the FCG Voting Agreement and agree to hold such FCG securities subject to all the terms and provisions of the FCG Voting
Agreements. ISCG did not pay any additional consideration to the FCG Voting Agreement Stockholders in connection with the execution and delivery of the FCG Voting Agreements.

         Affiliate Agreements. As an inducement to ISCG to enter into the Reorganization Agreement, each of David S. Lipson, Technology Leaders II, Safeguard Scientifics, Inc., Warrant and Stock Trust, Melissa S. Clancey, David
F. Elderkin, David D. Gathman, Edward P. Kaiserian, Jay M. Rose, Victor E. Stambaugh, Frank Baldino, Jr., Ph.D., Melvyn E. Bergstein, Donald R. Caldwell, Mark J. DeNino, David S. Fehr, James L. Mann, Donna J. Pedrick, Michael D. Stern, and Edward S.J. Tomeszko, Ph.D. (individually, an "ISCG Affiliate" and, collectively, the "ISCG Affiliates") has entered into an agreement (each an "ISCG Affiliate Agreement" and, collectively the "ISCG Affiliate Agreements") whereby each ISCG Affiliate agreed not to effect any sale, transfer or other disposition of the FCG Common Stock received by such ISCG Affiliate in the Merger unless: (i) such sale, transfer or other disposition is made in conformity with the volume and other requirements of Rule 145 under the Securities Act of 1933, as amended (the "Securities Act"), as evidenced by a broker's letter and a representation letter executed by the ISCG Affiliate (reasonably satisfactory in form and content to FCG), each stating that such requirements have been met; (ii) legal counsel reasonably satisfactory to FCG shall have advised FCG in a written opinion letter (reasonably satisfactory in form and content to FCG), upon which FCG may rely, that such sale, transfer or other disposition will be exempt from registration under the Securities Act;
(iii) such sale, transfer or other disposition is effected pursuant to an effective registration statement under the Securities Act; or (iv) an authorized representative of the Securities and Exchange Commission (the "Commission") shall have rendered written advice to such ISCG Affiliate to the effect that the Commission would take no action, or that the staff of the Commission would not recommend that the Commission take action, with respect to such proposed sale, transfer or other disposition, and a copy of such written advice and all other related communications with the Commission shall have been delivered to FCG.

         In addition, so as to help ensure that the Merger will be treated as a pooling of interests for accounting and financial reporting purposes, the ISCG Affiliate Agreements provide that during the period contemplated by the Commission's Staff Accounting Bulletin Number 65 until the earlier of (i) FCG's public announcement of financial results covering at least 30 days of combined operations of FCG and ISCG or (ii) the Reorganization Agreement is terminated in accordance with its terms, no ISCG Affiliate shall sell, exchange, transfer, pledge, distribute or otherwise dispose of or grant any option, establish any "short" or put-equivalent position with respect to or enter into any similar transaction (through derivative's or otherwise) intended or having the effect, directly or indirectly, to reduce such ISCG Affiliate's risk relative to: (i) any ISCG Common Stock (except pursuant to and upon consummation of the Merger); or (ii) any FCG Common Stock received by such ISCG Affiliate in the Merger or upon exercise of options assumed by FCG in the Merger. Provided certain conditions are met, the ISCG Affiliate Agreements provide for certain exceptions to the foregoing restrictions on transfer relating to: (i) certain de minimis transfers; (ii) transfers in payment of the exercise price of options to purchase ISCG Common Stock or FCG Common Stock; (iii) charitable donations; or
(iv) transfers to trusts established for the benefit of members of such ISCG Affiliate's family or gifts to members of such ISCG Affiliate's family.

         Also in connection with the Reorganization Agreement, each of James A. Reep, Brent A. Hanson, Thomas A. Reep, Frank I. Mueller, Roy A. Ziegler, Steven Heck, Richard N. Kramer, Luther J. Nussbaum, Stanley R. Nelson, Steven Lazarus, Stephen E. Olson, Jack O. Vance, Scott S. Parker, Donald M. Tompkins, Michael R. Gorsage, Erica L. Drazen, Roy W. Walters, Paula K. Cowan, Associate 401(k) and Stock Ownership Plan, Union Bank of California, Trustee (individually an "FCG Affiliate" and, collectively the "FCG Affiliates") has entered into an agreement (each an "FCG Affiliate Agreement" and, collectively the "FCG Affiliate Agreements") providing that, during the period contemplated by the Commission's Staff Accounting Bulletin Number 65 until the earlier of (i) FCG's public announcement of financial results covering at least 30 days of combined operations of FCG and ISCG or (ii) the Reorganization Agreement is terminated in accordance with its terms, no FCG Affiliate shall, subject to certain exceptions, sell, exchange, transfer, pledge, distribute or otherwise dispose of or grant any option, establish any "short" or put-equivalent position with respect to or enter into any similar transaction (through derivative's or otherwise) intended or having the effect, directly or indirectly, to reduce such FCG Affiliate's risk relative to any FCG Common Stock. Provided certain conditions are met, the FCG Affiliate Agreements provide for certain exceptions to the foregoing restrictions on transfer relating to: (i) certain de minimis transfers; (ii) transfers in payment of the exercise price of options to purchase FCG Common Stock; (iii) charitable donations; or (iv) transfers to trusts established for the benefit of members of such FCG Affiliate's family or gifts to members of such FCG Affiliate's family.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits


---------------------------------------------------------------------------------------------------------------------------
     EXHIBIT NO.                                                   DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------
         99.1           Agreement and Plan of Merger and Reorganization dated as of September 9, 1998, by and among First
                        Consulting Group, Inc., a Delaware corporation, Foxtrot Acquisition Sub, Inc., a Delaware corporation, and Integrated Systems Consulting Group, Inc., a Pennsylvania corporation.
---------------------------------------------------------------------------------------------------------------------------
         99.2           Form of Company Voting Agreement dated as of September 9, 1998, a substantially similar version of which has been executed by and between First Consulting Group, Inc., a Delaware corporation, and each of David S. Lipson, Technology Leaders II, Safeguard Scientifics, Inc. and Warrant and
                        Stock Trust.
---------------------------------------------------------------------------------------------------------------------------
         99.3           Form of Parent Voting Agreement dated as of September 9, 1998, a substantially similar version of which has been executed by and between Integrated Systems Consulting Group, Inc., a Pennsylvania
                        corporation, and each of James. A. Reep, Thomas A. Reep and Brent A. Hanson.
---------------------------------------------------------------------------------------------------------------------------
         99.4           Form of Company Affiliate Agreement dated as of September 9, 1998, a substantially similar version of which is to be executed by and between First Consulting Group, Inc., a Delaware corporation, and each of David S. Lipson Technology Leaders II, Safeguard Scientifics, Inc.,
                        Warrant and Stock Trust, Melissa S. Clancey, David F. Elderkin, David D. Gathman, Edward P.
                        Kaiserian, Jay M. Rose, Victor E. Stambaugh, Frank Baldino, Jr., Ph.D., Melvyn E. Bergstein,
                        Donald R. Caldwell, Mark J. DeNino, David S. Fehr, James L. Mann, Donna J. Pedrick, Michael D.
                        Stern, and Edward S.J. Tomeszko, Ph.D.
---------------------------------------------------------------------------------------------------------------------------
         99.5           Form of Parent Affiliate Agreement dated as of September 9, 1998, a substantially similar version of which is to be executed by and between Integrated Systems Consulting Group, Inc., a
                        Pennsylvania corporation, and each of James A. Reep, Brent A. Hanson, Thomas A. Reep, Frank I.
                        Mueller, Roy A. Ziegler, Steven Heck, Richard N. Kramer, Luther J. Nussbaum, Stanley R. Nelson,
                        Steven Lazarus, Stephen E. Olson, Jack O. Vance, Scott S. Parker, Donald M. Tompkins, Michael R.
                        Gorsage, Erica L. Drazen, Roy W. Walters, Paula K. Cowan and Associate 401(k) and Stock Ownership
                        Plan, (Union Bank of California, Trustee).
---------------------------------------------------------------------------------------------------------------------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Integrated Systems Consulting Group, Inc.


                                    By:  /s/ David D. Gathman
                                         ---------------------------------
                                         David D. Gathman
                                         Executive Vice President,
                                         Finance and Administration and
                                         Chief Financial Officer

Date:  September 23, 1998



                                                    SCHEDULE I

-----------------------------------------------------------------------------------------------------------------------------------
   ISCG VOTING AGREEMENT SHAREHOLDER           NUMBER OF SHARES OF ISCG COMMON STOCK           BENEFICIALLY OWNED PERCENTAGE OF
                                                        BENEFICIALLY OWNED                  OUTSTANDING SHARES OF ISCG COMMON STOCK
                                                       AS OF AUGUST 31, 1998                         AS OF AUGUST 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
David S. Lipson                                             2,917,879                                        36.1%
-----------------------------------------------------------------------------------------------------------------------------------
Technology Leaders                                       1,209,955(1) (2)                                   14.7%(1) (2)
-----------------------------------------------------------------------------------------------------------------------------------
Safeguard Scientifics, Inc.                                756,025(3)                                        9.2%(3)
-----------------------------------------------------------------------------------------------------------------------------------
Warrant and Stock Trust                                    370,137(4)                                        4.4%(4)
-----------------------------------------------------------------------------------------------------------------------------------

-------------
(1) Includes 169,931 shares of ISCG Common Stock issuable upon the exercise of currently exercisable warrants.

(2) Of which 674,308 shares are held by Technology Leaders II and 535,647 are held by Technology Leaders Offshore CV.

(3) Includes 169,931 shares of ISCG Common Stock issuable upon the exercise of currently exercisable warrants.

(4) Includes 339,861 shares of ISCG Common Stock issuable upon the exercise of currently exercisable warrants.

                                                    SCHEDULE II

 ----------------------------------------------------------------------------------------------------------------------------------
    FCG VOTING AGREEMENT STOCKHOLDER           NUMBER OF SHARES OF FCG COMMON STOCK         PERCENTAGE OF OUTSTANDING SHARES OF FCG
                                                        BENEFICIALLY OWNED                    COMMON STOCK AS OF AUGUST 31, 1998
                                                      AS OF AUGUST 31, 1998
 ----------------------------------------------------------------------------------------------------------------------------------
 James A. Reep                                              2,880,000                                         18.1%
 ----------------------------------------------------------------------------------------------------------------------------------
 Thomas A. Reep                                               632,872                                          4.0%
 ----------------------------------------------------------------------------------------------------------------------------------
 Brent A. Hanson                                              826,200                                          5.2%
 ----------------------------------------------------------------------------------------------------------------------------------

                                                   EXHIBIT INDEX

--------------------------------------------------------------------------------------------------------------
     EXHIBIT NO.                                            DESCRIPTION
--------------------------------------------------------------------------------------------------------------
         99.1          Agreement and Plan of Merger and Reorganization dated as of September 9, 1998, by and among First Consulting Group, Inc., a Delaware corporation, Foxtrot Acquisition Sub,
                       Inc., a Delaware corporation, and Integrated Systems Consulting Group, Inc., a
                       Pennsylvania corporation.
--------------------------------------------------------------------------------------------------------------
         99.2          Form of Company Voting Agreement dated as of September 9, 1998, a substantially similar version of which has been executed by and between First Consulting Group, Inc., a
                       Delaware corporation, and each of David S. Lipson, Technology Leaders II, Safeguard
                       Scientifics, Inc. and Warrant and Stock Trust.
--------------------------------------------------------------------------------------------------------------
         99.3          Form of Parent Voting Agreement dated as of September 9, 1998, a substantially similar version of which has been executed by and between Integrated Systems
                       Consulting Group, Inc., a Pennsylvania corporation, and each of James. A. Reep,
                       Thomas A. Reep and Brent A. Hanson.
--------------------------------------------------------------------------------------------------------------
         99.4          Form of Company Affiliate Agreement dated as of September 9, 1998, a substantially similar version of which is to be executed by and between First Consulting Group,
                       Inc., a Delaware corporation, and each of David S. Lipson Technology Leaders II,
                       Safeguard Scientifics, Inc., Warrant and Stock Trust, Melissa S. Clancey, David F.
                       Elderkin, David D. Gathman, Edward P. Kaiserian, Jay M. Rose, Victor E. Stambaugh,
                       Frank Baldino, Jr., Ph.D., Melvyn E. Bergstein, Donald R. Caldwell, Mark J. DeNino,
                       David S. Fehr, James L. Mann, Donna J. Pedrick, Michael D. Stern, and Edward S.J.
                       Tomeszko, Ph.D.
--------------------------------------------------------------------------------------------------------------
         99.5          Form of Parent Affiliate Agreement dated as of September 9, 1998, a substantially similar version of which is to be executed by and between Integrated Systems
                       Consulting Group, Inc., a Pennsylvania corporation, and each of James A. Reep, Brent
                       A. Hanson, Thomas A. Reep, Frank I. Mueller, Roy A. Ziegler, Steven Heck, Richard N.
                       Kramer, Luther J. Nussbaum, Stanley R. Nelson, Steven Lazarus, Stephen E. Olson, Jack
                       O. Vance, Scott S. Parker, Donald M. Tompkins, Michael R. Gorsage, Erica L. Drazen,
                       Roy W. Walters, Paula K. Cowan and Associate 401(k) and Stock Ownership Plan, (Union
                       Bank of California, Trustee).
--------------------------------------------------------------------------------------------------------------
